UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04985
                                   ----------

                         TEMPLETON EMERGING MARKETS FUND
                     --------------------------------------
              (Exact name of registrant as specified in charter)


              500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 2/28/05
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS


[GRAPHIC OMITTED]
                                FEBRUARY 28, 2005

                                SEMIANNUAL REPORT

                                  INTERNATIONAL
[GRAPHIC OMITTED]
                                    TEMPLETON
                              EMERGING MARKETS FUND

                                 [LOGO OMITTED]
                            FRANKLIN[R] TEMPLETON[R]
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE

Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

[GRAPHIC OMITTED]
Not part of the semiannual report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN[R] (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet
  Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4,5
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund

TAX-FREE INCOME 6
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products
 Trust 9
1.The fund is closed to new investors. Existing shareholders can continue adding to their accounts.
2.The fund is only open to existing shareholders and select retirement plans. 3.The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
4.An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
5.Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.
6.For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable. 7.Portfolio of insured municipal securities.
8.These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).
9.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/05                                         Not part of the semiannual report

                                 [LOGO OMITTED]
                            FRANKLIN[R] TEMPLETON[R]
                                   INVESTMENTS

100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030

SEMIANNUAL REPORT
TEMPLETON EMERGING
MARKETS FUND

INVESTMENT MANAGER
Templeton Asset Management Ltd.

TRANSFER AGENT
Mellon Investor Services LLC
P.O. Box 3315
South Hackensack, NJ 07606-1915
Toll free number: 1-800/416-5585
Hearing Impaired phone number: 1-800/231-5469
Foreign Shareholders phone number: 201/329-8660 www.melloninvestor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLEMF S2005 04/05

                                 Contents

SEMIANNUAL REPORT

Templeton Emerging
Markets Fund ......................    1

Performance Summary ...............    6

Important Notice to
Shareholders ......................    7

Financial Highlights and
Statement of Investments ..........    8

Financial Statements ..............   14

Notes to Financial
Statements ........................   17

Annual Meeting of
Shareholders ......................   26

Dividend Reinvestment and
Cash Purchase Plan ................   27

Shareholder Information ...........   29

Semiannual Report

Templeton Emerging Markets Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Emerging Markets Fund seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets in emerging country equity securities.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN  PRINTED GRAPHIC AS FOLLOWS:

Geographic Distribution
Based on Total Net Assets as of 2/28/05

 Asia .........................   54.7%
 Europe .......................   20.4%
 Latin America ................   12.1%
 Middle East & Africa .........    9.3%
 Short-Term Investments &
 Other Net Assets .............    3.5%
--------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report for Templeton Emerging Markets Fund covers the period ended February 28, 2005.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 9.

                                                           Semiannual Report | 1

PERFORMANCE OVERVIEW

For the six months ended February 28, 2005, Templeton Emerging Markets Fund delivered cumulative total returns of +33.87% based on market price and +31.19% based on net asset value. The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index posted a 35.36% cumulative total return for the same period. 1 In line with our investment strategy, we are pleased with our long-term results, which you will find in the Performance Summary on page 6. For example, for the 10-year period ended February 28, 2005, the Fund delivered cumulative total returns of +131.16% based on market price and +151.75% based on net asset value, compared with the MSCI EM Index's 73.44% cumulative total return for the same period. 1 Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research.

ECONOMIC AND MARKET OVERVIEW

Over the past six months, emerging markets recorded healthy stock market and economic performances. A weakening U.S. dollar further boosted returns, resulting in the MSCI EM Index's 35.36% U.S. dollar gain.

China's GDP grew 9.5% in 2004 on the strength of strong export growth and consumer demand in the last quarter of the year. 2 In Asia, markets in the greater China region did not perform as well as some of their regional counterparts, as concerns over high commodity prices and the possibility of China's economy overheating continued to affect sentiment.

In Latin America, most major economies registered strong growth and delivered robust stock market performance. High oil prices were a boon for Mexico, a major oil producer, while the Brazilian government's reforms and policies led to greater investor confidence in the country.

Resulting from the European Union (EU) trade bloc's expansion, greater investor interest in Eastern Europe materialized in higher investment inflows, which boosted local stock markets. Turkey's market also recorded strong gains, as investors reacted favorably to EU approval to begin formal accession talks in October 2005.

1. Source: Standard & Poor's Micropal. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Past performance does not guarantee future results.
2. Source: National Bureau of Statistics of China.

2 |  Semiannual Report

[SIDEBAR]
TOP 10 COUNTRIES
Based on Equity Investments as of 2/28/05

----------------------------------------
                           % OF TOTAL
                           NET ASSETS
----------------------------------------
  South Korea                   17.5%
----------------------------------------
  Taiwan                        13.0%
----------------------------------------
  South Africa                   9.3%
----------------------------------------
  China                          8.8%
----------------------------------------
  Brazil                         8.5%
----------------------------------------
  Singapore                      5.6%
----------------------------------------
  Poland                         3.7%
----------------------------------------
  Hungary                        3.7%
----------------------------------------
  Mexico                         3.5%
----------------------------------------
  Turkey                         3.4%
----------------------------------------
[END SIDEBAR]

In South Africa, the government's macroeconomic policies, proactive black empowerment efforts and improving economic fundamentals supported the economy. The South African market benefited from a strengthening rand, which greatly enhanced the U.S. dollar performance of that market.

On December 26, 2004, the largest earthquake in 40 years struck in the Indian Ocean, just north of Sumatra. The earthquake created monster tidal waves, also known as tsunamis, that devastated coastal areas of Indonesia, Sri Lanka, Thailand, India and the Maldives. While the tsunamis took a terrible toll on the people in the region, analysts estimated their impact on the region's stock markets would not be significant.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look for investments, we focus on specific companies and undertake in-depth research to construct an action list from which we make our buy decisions. Before we make a purchase, we look at the company's potential for earnings and growth over a five-year horizon. During our analysis, we also consider the company's position in its sector, the economic framework and political environment.

MANAGER'S DISCUSSION

The Fund's performance, relative to the MSCI EM Index, benefited from an overweighted exposure to Poland and underweighted positions in Russia and Malaysia. Our decision not to invest in YUKOS in Russia helped Fund performance as YUKOS' stock price fell on concerns of the Russian government's treatment of its assets. In Poland, the strongest contributors were Telekomunikacja Polska and Polski Koncern Naftowy (PKN) Orlen. However, underweighted positions in Brazil and South Africa hurt relative performance. While we continued to add holdings in Brazil, a strengthening rand made South African investments increasingly expensive.

With regard to sector weightings, the Fund was underweighted in the energy sector relative to the index, but our holdings performed extremely well. 3 An overweighted exposure to the industrials sector and an underweighted position

3. In the SOI, the energy sector comprises oil and gas.

                                                           Semiannual Report | 3

[SIDEBAR]
TOP 10 EQUITY HOLDINGS
2/28/05

------------------------------------------------------------
  COMPANY                                       % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY                      NET ASSETS
------------------------------------------------------------
  Samsung Electronics Co. Ltd.                        3.4%
   SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT, SOUTH KOREA
------------------------------------------------------------
  Anglo American PLC                                  2.7%
   METALS & MINING, SOUTH AFRICA
------------------------------------------------------------
  China Mobile (Hong Kong) Ltd.                       2.3%
   WIRELESS TELECOMMUNICATION
   SERVICES, CHINA
------------------------------------------------------------
  MOL Magyar Olaj-Es Gazipari RT                      2.3%
   OIL & GAS, HUNGARY
------------------------------------------------------------
  Banco Bradesco SA, ADR, pfd.                        2.2%
   COMMERCIAL BANKS, BRAZIL
------------------------------------------------------------
  Remgro Ltd.                                         2.0%
   DIVERSIFIED FINANCIAL SERVICES,
   SOUTH AFRICA
------------------------------------------------------------
  Telekomunikacja Polska SA                           1.9%
   DIVERSIFIED TELECOMMUNICATION
   SERVICES, POLAND
------------------------------------------------------------
  Kimberly Clark de Mexico SA de CV, A                1.9%
   HOUSEHOLD PRODUCTS, MEXICO
------------------------------------------------------------
  Inbev                                               1.8%
   BEVERAGES, BELGIUM
------------------------------------------------------------
  Samsung Heavy Industries Co. Ltd.                   1.8%
   MACHINERY, SOUTH KOREA
------------------------------------------------------------
[END SIDEBAR]

in pharmaceuticals also supported Fund performance. 4 Within the industrials sector, Samsung Heavy Industries, Daewoo Shipbuilding & Marine Engineering and Hyundai Development accounted for the greatest relative performance, while overweighted positions in MOL Magyar Olaj-Es Gazipari and PKN Orlen led the energy sector. The Fund's underweighted positions in the financials and telecommunication services sectors had a negative effect on Fund performance during the period. 5

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended February 28, 2005, the U.S. dollar declined in value relative to most non-U.S. currencies. The Fund's performance was positively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure due to the U.S. dollar's decrease in value during the period. However, one cannot expect the same result in future periods.

In Asia, the Fund increased its exposure to Taiwanese and Thai stocks during the six months under review. Key purchases included Taiwan Semiconductor Manufacturing, a leading global integrated circuit producer; additional shares of MediaTek, Taiwan's largest integrated circuit design company; and Kasikornbank, one of Thailand's largest banks. The Fund also repositioned its holdings in South Korea. We added to our positions in Samsung Electronics, one of the world's largest electronics manufacturers with substantial interests in semiconductors, digital media, mobile phones and consumer electronics; and bought shares of Hana Bank, one of the country's largest banks by asset size. Sales included KT and a portion of LG Electronics stocks.

The Fund invested in a number of West European-listed companies with significant business exposure and growth opportunities in emerging markets. They included Oriflame Cosmetics, a cosmetic company with sales operations in over 50 countries as well as market leadership in more than 30; and Provident Financial, a consumer finance company with exposure to Central and Eastern European markets as well as Latin America via operations in

4. In the SOI, the industrials sector comprises aerospace and defense, airlines, construction and engineering, industrial conglomerates, machinery, road and rail, and trading companies and distributors.
5. In the SOI, the financials sector comprises capital markets, commercial banks, consumer finance, diversified financial services, insurance and real estate, while the telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services.

4 |  Semiannual Report

Mexico. Conversely, we sold shares of our diversified telecommunication services holdings such as Greece's Hellenic Telecommunications Organization (OTE) (partial sale) and Spain's Telefonica, thereby reducing the Fund's exposure to that sector and eliminating exposure to Spain. We sold part of our positions in South Africa's SABMiller, one of the world's largest brewers, and Sasol, an integrated oil and gas company, as they met our price targets.

Substantial investments in Latin America included stocks of Brazilian companies Petroleo Brasileiro, the national oil and gas company with activities in exploration, production, refining, transportation and distribution of oil and byproducts; and Centrais Eletricas Brasileiras, the government's electric sector holding company with electricity generating and transmission responsibilities. We also bought additional shares of Femsa, one of Mexico's largest beverage companies. Key sales in the region included shares of Mexico's Telefonos de Mexico (partial sale) and Brazil's Cia De Bebidas Das Americas (Ambev) as they met price targets.

We thank you for your interest in Templeton Emerging Markets Fund and look forward to serving your future investment needs.

Sincerely,

[photo omitted]
/s/Mark Mobius
--------------

Mark Mobius
President and Chief Executive Officer -
Investment Management
Templeton Emerging Markets Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                                                           Semiannual Report | 5

Performance Summary as of 2/28/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes due on Fund dividends, capital gains distributions, if any, or any realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------------------------------
                                                            CHANGE           2/28/05          8/31/04
-------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                     +$3.90            $17.30           $13.40
-------------------------------------------------------------------------------------------------------
  Market Price (NYSE)                                       +$4.52            $18.76           $14.24
-------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/04-2/28/05)
-------------------------------------------------------------------------------------------------------
  Dividend Income                           $0.2452
-------------------------------------------------------------------------------------------------------

PERFORMANCE

-------------------------------------------------------------------------------------------------------
                                            6-MONTH         1-YEAR            5-YEAR          10-YEAR
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1
-------------------------------------------------------------------------------------------------------
     Based on change in NAV                 +31.19%        +26.57%           +45.94%         +151.75%
-------------------------------------------------------------------------------------------------------
     Based on change in market price        +33.87%        +31.47%           +78.92%         +131.16%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 1
-------------------------------------------------------------------------------------------------------
     Based on change in NAV                 +31.19%        +26.57%            +7.85%           +9.67%
-------------------------------------------------------------------------------------------------------
     Based on change in market price        +33.87%        +31.47%           +12.34%           +8.74%
-------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MORE CURRENT PERFORMANCE, CALL FRANKLIN TEMPLETON INVESTMENTS AT 1-800/342-5236.

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND SOCIAL AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

6 |  Semiannual Report

Important Notice to Shareholders

SHARE REPURCHASE PROGRAM

The Fund's Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.

                                                           Semiannual Report | 7

Templeton Emerging Markets Fund

FINANCIAL HIGHLIGHTS

                                                    --------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                     FEBRUARY 28, 2005                    YEAR ENDED AUGUST 31,
                                                        (UNAUDITED)      2004         2003       2002        2001       2000
                                                    --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............        $13.40     $10.82        $8.76      $8.86      $11.44     $11.60
                                                    --------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ...........................           .06        .22          .18        .15         .12        .13
 Net realized and unrealized gains (losses) ........          4.09       2.59         2.03       (.14)      (2.60)      (.16)
                                                    --------------------------------------------------------------------------
Total from investment operations ...................          4.15       2.81         2.21        .01       (2.48)      (.03)
                                                    --------------------------------------------------------------------------
Less distributions from:
 Net investment income .............................          (.25)      (.23)        (.15)      (.11)       (.10)      (.10)
 Net realized gains ................................            --         --           --         --          --       (.03)
                                                    --------------------------------------------------------------------------
Total distributions ................................          (.25)      (.23)        (.15)      (.11)       (.10)      (.13)
                                                    --------------------------------------------------------------------------
Net asset value, end of period .....................        $17.30     $13.40       $10.82      $8.76       $8.86     $11.44
                                                    ==========================================================================
Market value, end of period b ......................        $18.76     $14.24       $11.84      $8.00       $8.35     $9.313
                                                    ==========================================================================

Total return (based on market value per share) c ...        33.87%     22.62%     (950.83%    (2.82)%     (9.17)%   (23.10)%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................      $306,189   $236,848     $191,076   $154,640    $156,378   $201,965
Ratios to average net assets:
 Expenses ..........................................         1.55% d    1.63%        1.84%      1.64%       1.67%      1.68%
 Net investment income .............................          .79% d    1.70%        1.94%      1.67%       1.28%      1.09%
Portfolio turnover rate ............................        14.57%     67.63%       48.69%     65.13%      63.64%     81.66%

a Based on average daily shares outstanding.
b Based on the last sale on the New York Stock Exchange.
c Total return is not annualized for periods less than one year.
d Annualized.

8 |  See notes to financial statements.  |  Semiannual Report

Templeton Emerging Markets Fund

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2005 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
                                                                 INDUSTRY                   SHARES/RIGHTS            VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 90.4%
   AUSTRIA 2.5%
   Bank Austria Creditanstalt ...................             Commercial Banks                     56,161   $    5,466,315
   OMV AG .......................................                 Oil & Gas                         6,396        2,215,740
                                                                                                            --------------
                                                                                                                 7,682,055
                                                                                                            --------------
   BELGIUM 1.8%
   Inbev ........................................                 Beverages                       144,250        5,514,868
                                                                                                            --------------
   BRAZIL 2.4%
   Centrais Eletricas Brasileiras SA ............            Electric Utilities               166,563,461        2,430,752
   Embraer-Empresa Bras de Aeronautica SA .......            Aerospace & Defense                  312,066        1,994,475
   Souza Cruz SA ................................                  Tobacco                        165,086        2,218,572
   Unibanco Uniao de Bancos
    Brasileiros SA, GDR .........................             Commercial Banks                     16,600          625,820
                                                                                                            --------------
                                                                                                                 7,269,619
                                                                                                            --------------
   CHINA 8.8%
a  Air China Ltd., 144A. ........................                 Airlines                        520,000          200,027
   Aluminum Corp. of China Ltd., H ..............              Metals & Mining                  2,628,000        1,769,084
   Anhui Conch Cement Co. Ltd., H ...............          Construction Materials               1,102,000        1,215,189
   Beijing Enterprises Holdings Ltd. ............         Industrial Conglomerates                294,162          431,873
   China Mobile (Hong Kong) Ltd. ................    Wireless Telecommunication Services        2,187,500        7,138,381
   China Resources Enterprise Ltd. ..............               Distributors                    1,974,000        2,809,532
   China Travel International Investment
    Hong Kong Ltd. ..............................       Hotels Restaurants & Leisure            4,190,000        1,396,855
   China Unicom Ltd. ............................    Wireless Telecommunication Services          412,000          367,152
a  Chongqing Changan Automobile .................                Automobiles                      125,000           71,163
   CITIC Pacific Ltd. ...........................         Industrial Conglomerates                757,192        2,199,065
   Denway Motors Ltd. ...........................                Automobiles                    3,394,730        1,316,723
   Huadian Power International Corp. Ltd., H ....            Electric Utilities                 2,902,000          883,741
   Lenovo Group Ltd. ............................          Computers & Peripherals              3,352,000          956,308
   PetroChina Co. Ltd., H .......................                 Oil & Gas                     4,358,000        2,752,056
   Shanghai Industrial Holdings Ltd. ............         Industrial Conglomerates                895,000        2,014,021
   TCL International Holdings Inc. ..............            Household Durables                 1,620,000          375,974
   Travelsky Technology Ltd., H .................                IT Services                    1,272,000        1,100,918
                                                                                                            --------------
                                                                                                                26,998,062
                                                                                                            --------------
   CROATIA .6%
   Pliva D D, GDR, Reg S ........................              Pharmaceuticals                    124,500        1,861,275
                                                                                                            --------------
   CZECH REPUBLIC .3%
   Cesky Telecom AS .............................  Diversified Telecommunication Services          48,050          849,152
                                                                                                            --------------
   GREECE .9%
   Coca-Cola Hellenic Bottling Co., SA ..........                 Beverages                         2,400           65,280
   Hellenic Telecommunications
    Organization SA (OTE) .......................  Diversified Telecommunication Services          58,340        1,134,136
   Titan Cement Co. .............................          Construction Materials                  42,020        1,497,972
                                                                                                            --------------
                                                                                                                 2,697,388
                                                                                                            --------------
   HONG KONG 2.9%
   Cheung Kong Holdings Ltd. ....................                Real Estate                      458,000        4,360,395
   Cheung Kong Infrastructure Holdings Ltd. .....            Electric Utilities                   284,000          861,219
   Dairy Farm International Holdings Ltd. .......         Food & Staples Retailing                231,100          612,415

                                                                                                     Semiannual Report  | 9

Templeton Emerging Markets Fund

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2005 (UNAUDITED) (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
                                                                 INDUSTRY                   SHARES/RIGHTS            VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
   HONG KONG (CONT.)
   Guoco Group Ltd. .............................      Diversified Financial Services              77,506   $      765,226
   Henderson Investment Ltd. ....................                Real Estate                      826,000        1,223,280
   MTR Corp. Ltd. ...............................                Road & Rail                      712,562        1,132,943
                                                                                                            --------------
                                                                                                                 8,955,478
                                                                                                            --------------
   HUNGARY 3.7%
   Gedeon Richter Ltd. ..........................              Pharmaceuticals                     13,349        2,045,739
   Matav RT .....................................  Diversified Telecommunication Services         420,639        2,187,530
   MOL Magyar Olaj-Es Gazipari RT ...............                 Oil & Gas                        79,980        7,027,119
                                                                                                            --------------
                                                                                                                11,260,388
                                                                                                            --------------
   INDIA 3.2%
   Gail India Ltd. ..............................               Gas Utilities                     331,410        1,830,407
   Hindustan Lever Ltd. .........................            Household Products                   827,600        2,731,165
   Hindustan Petroleum Corp. Ltd. ...............                 Oil & Gas                       359,623        2,894,868
   Indian Petrochemicals Corp. Ltd. .............                 Chemicals                        10,500           43,218
   Oil & Natural Gas Corp. Ltd. .................                 Oil & Gas                         6,600          128,831
   Tata Motors Ltd. .............................                Automobiles                       54,800          596,728
   Tata Tea Ltd. ................................               Food Products                     123,115        1,535,164
                                                                                                            --------------
                                                                                                                 9,760,381
                                                                                                            --------------
   INDONESIA .1%
   PT Bank Danamon ..............................             Commercial Banks                    490,000          252,550
   PT Perusahaan Gas Negara, 144A ...............               Gas Utilities                     102,500           30,149
                                                                                                            --------------
                                                                                                                   282,699
                                                                                                            --------------
   MALAYSIA 1.4%
   Kuala Lumpur Kepong Bhd. .....................               Food Products                     150,600          255,624
   Resorts World Bhd. ...........................       Hotels Restaurants & Leisure              790,600        2,101,332
   SIME Darby Bhd. ..............................         Industrial Conglomerates                548,000          865,263
   Tanjong PLC ..................................       Hotels Restaurants & Leisure               84,100          320,908
   YTL Corp. Bhd. ...............................            Electric Utilities                   298,346          416,114
   YTL Power International Bhd. .................              Water Utilities                  1,003,184          480,472
                                                                                                            --------------
                                                                                                                 4,439,713
                                                                                                            --------------
   MEXICO 3.5%
   Fomento Economico Mexicano SA de CV
    Femsa, ADR ..................................                 Beverages                        56,850        3,434,877
   Kimberly Clark de Mexico SA de CV, A .........            Household Products                 1,765,200        5,859,856
   Telefonos de Mexico SA de CV (Telmex), L,
    ADR .........................................  Diversified Telecommunication Services          38,012        1,490,450
                                                                                                            --------------
                                                                                                                10,785,183
                                                                                                            --------------
   PANAMA .1%
   Banco Latinoamericano de
    Exportaciones SA, E .........................             Commercial Banks                     18,300          404,247
                                                                                                            --------------
   PHILIPPINES .8%
   San Miguel Corp., B ..........................                 Beverages                     1,771,090        2,575,483
                                                                                                            --------------

10 |  Semiannual Report

Templeton Emerging Markets Fund

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2005 (UNAUDITED) (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
                                                                 INDUSTRY                   SHARES/RIGHTS            VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   POLAND 3.7%
   KGHM Polska Miedz SA .........................              Metals & Mining                      9,000   $      101,044
   Polski Koncern Naftowy Orlen SA ..............                 Oil & Gas                       336,542        5,324,126
   Telekomunikacja Polska SA ....................  Diversified Telecommunication Services         762,500        5,914,674
                                                                                                            --------------
                                                                                                                11,339,844
                                                                                                            --------------
   RUSSIA 1.4%
   JSC Mining and Smelting Co. Norilsk Nickel ...              Metals & Mining                     23,484        1,526,460
b  Lukoil Holdings, ADR .........................                 Oil & Gas                        20,499        2,865,760
                                                                                                            --------------
                                                                                                                 4,392,220
                                                                                                            --------------
   SINGAPORE 5.6%
   Comfortdelgro Corp. Ltd. .....................                Road & Rail                    1,530,000        1,575,180
   Fraser & Neave Ltd. ..........................                 Beverages                       489,367        4,766,660
   Keppel Corp. Ltd. ............................         Industrial Conglomerates                885,000        5,155,816
   Singapore Press Holdings Ltd. ................                   Media                         456,250        1,282,597
   Singapore Technologies Engineering Ltd. ......            Aerospace & Defense                  676,000          983,515
   Singapore Telecommunications Ltd. ............  Diversified Telecommunication Services       2,000,142        3,230,610
a  Suntec Real Estate Investment Trust ..........                Real Estate                       47,000           37,377
                                                                                                            --------------
                                                                                                                17,031,755
                                                                                                            --------------
   SOUTH AFRICA 9.3%
   Anglo American PLC ...........................              Metals & Mining                    330,177        8,246,632
   Liberty Group Ltd. ...........................                 Insurance                        25,388          284,147
   Nedcor Ltd. ..................................             Commercial Banks                    165,510        2,273,472
   Nedcor Ltd., 144A ............................             Commercial Banks                     26,167          359,434
   Old Mutual PLC ...............................                 Insurance                     1,582,310        4,310,995
   Remgro Ltd. ..................................      Diversified Financial Services             402,039        6,252,636
   SABMiller PLC ................................                 Beverages                       210,298        3,429,458
   Sappi Ltd. ...................................          Paper & Forest Products                123,000        1,657,877
   Sasol Ltd. ...................................                 Oil & Gas                        62,200        1,558,870
   Spar Group Ltd. ..............................               Distributors                        3,750           16,190
                                                                                                            --------------
                                                                                                                28,389,711
                                                                                                            --------------
   SOUTH KOREA 17.5%
   CJ Corp. .....................................               Food Products                      41,910        2,958,107
   Daewoo Shipbuilding &
    Marine Engineering Co. Ltd. .................                 Machinery                       285,860        5,293,177
   Hana Bank ....................................             Commercial Banks                     58,000        1,660,030
   Hite Brewery Co. Ltd. ........................                 Beverages                        34,050        2,955,859
   Hyundai Development Co. ......................        Construction & Engineering               157,510        2,798,958
   Kangwon Land Inc. ............................       Hotels Restaurants & Leisure              241,368        3,099,699
   Kia Motors Corp. .............................                Automobiles                       91,550        1,294,186
   Korea Gas Corp. ..............................               Gas Utilities                      43,680        1,374,104
   LG Chem Ltd. .................................                 Chemicals                        67,500        3,158,288
a  LG Corp. .....................................         Industrial Conglomerates                    600           16,725
   LG Electronics Inc. ..........................            Household Durables                    19,180        1,508,432
   LG Household & Health Care Ltd. ..............            Household Products                    41,230        1,391,435
   LG International Corp. .......................     Trading Companies & Distributors             94,560        1,011,966
   LG Petrochemical Co. Ltd. ....................                 Chemicals                        39,420        1,075,269

                                                                                                    Semiannual Report  | 11

Templeton Emerging Markets Fund

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2005 (UNAUDITED) (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
                                                                 INDUSTRY                   SHARES/RIGHTS            VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   SOUTH KOREA (CONT.)
   POSCO ........................................              Metals & Mining                     13,340   $    2,941,573
   Samsung Electronics Co. Ltd. ................. Semiconductors & Semiconductor Equipment         20,130       10,560,986
   Samsung Fine Chemicals Co. Ltd. ..............                 Chemicals                       103,070        1,970,079
   Samsung Heavy Industries Co. Ltd. ............                 Machinery                       681,820        5,498,001
   SK Corp. .....................................                 Oil & Gas                        13,700          863,325
   SK Telecom Co. Ltd. ..........................    Wireless Telecommunication Services           11,250        2,027,128
                                                                                                            --------------
                                                                                                                53,457,327
                                                                                                            --------------
   SWEDEN .5%
a  Oriflame Cosmetics, IDR ......................             Personal Products                    67,630        1,502,669
                                                                                                            --------------
   TAIWAN 13.0%
   Acer Inc. ....................................          Computers & Peripherals                957,134        1,555,189
   Chunghwa Telecom Co. Ltd. ....................  Diversified Telecommunication Services       1,232,000        2,536,937
   D-Link Corp. .................................         Communications Equipment              1,951,224        2,322,886
   Delta Electronics Inc. .......................    Electronic Equipment & Instruments         1,643,229        2,881,466
   Elan Microelectronics Corp. .................. Semiconductors & Semiconductor Equipment      1,315,927          821,396
   Kinpo Electronics Inc. .......................            Office Electronics                   728,680          320,028
   Lite-on Technology Corp. .....................          Computers & Peripherals              2,119,900        2,298,604
   MediaTek Inc. ................................ Semiconductors & Semiconductor Equipment        424,000        3,178,636
   Mega Financial Holdings Co. Ltd. .............             Commercial Banks                  4,335,661        2,929,501
   Premier Image Technology Corp. ...............       Leisure Equipment & Products              821,000        1,003,797
   President Chain Store Corp. ..................         Food & Staples Retailing                986,188        1,665,858
   Siliconware Precision Industries Co. Ltd. .... Semiconductors & Semiconductor Equipment      1,460,000        1,362,291
   Sunplus Technology Co. Ltd. .................. Semiconductors & Semiconductor Equipment      1,627,530        2,644,474
   Synnex Technology International Corp. ........    Electronic Equipment & Instruments           299,200          447,645
   Taiwan Cellular Corp. ........................    Wireless Telecommunication Services        4,773,372        5,145,044
   Taiwan Semiconductor Manufacturing Co. ....... Semiconductors & Semiconductor Equipment      2,061,000        3,647,201
   UNI-President Enterprises Corp. ..............               Food Products                   5,413,350        2,734,543
   Yuanta Core Pacific Securities Co. ...........              Capital Markets                  2,739,475        2,203,567
                                                                                                            --------------
                                                                                                                39,699,063
                                                                                                            --------------
   THAILAND 1.4%
   BEC World Public Co. Ltd., fgn. ..............                   Media                       1,311,400          576,138
a  Kasikornbank Public Co. Ltd., fgn. ...........             Commercial Banks                    957,200        1,639,555
   Land and House Public Co. Ltd., fgn. .........                Real Estate                      879,900          234,701
   Siam Cement Public Co. Ltd., fgn. ............          Construction Materials                  37,800          294,571
   Thai Airways International
   Public Co. Ltd., fgn. ........................                Airlines                          54,000           69,548
a  Thai Military Bank Public Co. Ltd., fgn. .....             Commercial Banks                 11,571,500        1,342,645
a  True Corp., Public Co. Ltd., rts., 3/28/08 ...  Diversified Telecommunication Services         246,818               --
                                                                                                            --------------
                                                                                                                 4,157,158
                                                                                                            --------------
   TURKEY 3.4%
a  Arcelik AS, Br. ..............................            Household Durables                   455,548        3,071,307
   Migros Turk TAS ..............................         Food & Staples Retailing                333,485        2,729,223
   Tupras-Turkiye Petrol Rafineleri AS ..........                 Oil & Gas                       213,780        2,832,627
   Turkiye Is Bankasi AS, C .....................             Commercial Banks                    264,376        1,875,153
                                                                                                            --------------
                                                                                                                10,508,310
                                                                                                            --------------
12 |  Semiannual Report

Templeton Emerging Markets Fund

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2005 (UNAUDITED) (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
                                                                 INDUSTRY                   SHARES/RIGHTS            VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   UNITED KINGDOM 1.6%
   HSBC Holdings PLC ............................             Commercial Banks                    210,480   $    3,602,931
   Provident Financial PLC ......................             Consumer Finance                    102,402        1,330,510
                                                                                                            --------------
                                                                                                    `            4,933,441
                                                                                                            --------------
   TOTAL COMMON STOCKS (COST $183,743,654) ......                                                              276,747,489
                                                                                                            --------------
   PREFERRED STOCKS 6.1%
   BRAZIL 6.1%
   Banco Bradesco SA, ADR, pfd. .................             Commercial Banks                    215,726        6,844,970
   Bradespar SA, pfd. ...........................      Diversified Financial Services                 536           21,320
   Cia de Bebidas das Americas
    (AmBev), ADR, pfd. ..........................                 Beverages                       100,900        3,039,108
   Cia Vale do Rio Doce, ADR, pfd., A ...........              Metals & Mining                    107,200        3,086,288
   Petroleo Brasileiro SA, ADR, pfd. ............                 Oil & Gas                       102,880        4,372,400
   Suzano Bahia Sul Papel e Celulose SA, pfd., A          Paper & Forest Products                 119,974          602,302
   Usinas Siderurgicas De Minas Gerais SA, pfd. .             Metals & Mining                      32,390          861,816
                                                                                                            --------------
   TOTAL PREFERRED STOCKS (COST $11,424,936) ....                                                               18,828,204
                                                                                                            --------------
   SHORT TERM INVESTMENTS (COST $13,935,646) 4.6%
c  Franklin Institutional Fiduciary Trust Money
    Market Portfolio ............................                                              13,935,646       13,935,646
                                                                                                            --------------
   TOTAL INVESTMENTS
    (COST $209,104,236) 101.1% ..................                                                              309,511,339
   OTHER ASSETS, LESS LIABILITIES (1.1)% ........                                                               (3,322,679)
                                                                                                            --------------
   NET ASSETS 100.0% ............................                                                           $  306,188,660
                                                                                                            ==============

PORTFOLIO ABBREVIATIONS:
ADR - American Depository Receipt
GDR - Global Depository Receipt

a Non-income producing.
b See Note 8 regarding other considerations.
c See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.

                     Semiannual Report | See notes to financial statements. | 13

Templeton Emerging Markets Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2005 (unaudited)

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ..............................      $195,168,590
  Cost - Sweep Money Fund (Note 7) .........................        13,935,646
                                                                  -------------
  Total cost of investments ................................      $209,104,236
                                                                  =============
  Value - Unaffiliated issuers .............................      $295,575,693
  Value - Sweep Money Fund (Note 7) ........................        13,935,646
                                                                  -------------
  Total value of investments ...............................       309,511,339
 Foreign currency, at value (cost $145,365) ................           144,495
 Receivables:
  Investment securities sold ...............................           411,425
  Dividends ................................................         1,122,979
  Foreign income tax receivable ............................           218,811
                                                                  -------------
      Total assets .........................................       311,409,049
                                                                  -------------
Liabilities:
 Payables:
  Investment securities purchased ..........................         4,670,918
  Affiliates ...............................................           310,261
 Funds advanced by custodian ...............................               922
 Deferred tax ..............................................            93,484
 Other liabilities .........................................           144,804
                                                                  -------------
      Total liabilities ....................................         5,220,389
                                                                  -------------
        Net assets, at value ...............................      $306,188,660
                                                                  =============
Net assets consist of:
 Distributions in excess of net investment income ..........       $(2,577,174)
 Net unrealized appreciation (depreciation) ................       100,355,561
 Accumulated net realized gain (loss) ......................         3,089,349
 Capital shares ............................................       205,320,924
                                                                  -------------
        Net assets, at value ...............................      $306,188,660
                                                                  =============
Shares outstanding .........................................        17,696,319
                                                                  =============
Net asset value per share ..................................            $17.30
                                                                  =============

14 |  See notes to financial statements.  |  Semiannual Report

Templeton Emerging Markets Fund

STATEMENT OF OPERATIONS
For the six months ended February 28, 2005 (unaudited)

Investment income:
 Dividends (net of foreign taxes of $392,420)
  Unaffiliated issuers .......................................................   $  3,059,872
  Sweep Money Fund (Note 7) ..................................................         45,699
 Interest (net of foreign taxes of $26) ......................................            106
                                                                                 -------------
      Total investment income ................................................      3,105,677
                                                                                 -------------
Expenses:
 Management fees (Note 3) ....................................................      1,649,769
 Administrative fees (Note 3) ................................................        198,995
 Transfer agent fees .........................................................         17,400
 Custodian fees (Note 4) .....................................................        131,418
 Reports to shareholders .....................................................         12,100
 Registration and filing fees ................................................         14,600
 Professional fees ...........................................................          8,700
 Trustees' fees and expenses .................................................         17,900
 Other .......................................................................          5,600
                                                                                 -------------
      Total expenses .........................................................      2,056,482
      Expense reductions (Note 4) ............................................           (274)
                                                                                 -------------
        Net expenses .........................................................      2,056,208
                                                                                 -------------
           Net investment income .............................................      1,049,469
                                                                                 -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments (includes foreign tax refund of $218,811) ......................      9,271,513
  Foreign currency transactions ..............................................          9,751
                                                                                 -------------
      Net realized gain (loss) ...............................................      9,281,264
                                                                                 -------------
Net change in unrealized appreciation
 (depreciation) on:
  Investments ................................................................     63,149,533
  Translation of assets and liabilities denominated in foreign currencies ....         46,740
  Deferred taxes .............................................................        (93,484)
                                                                                 -------------
     Net change in unrealized appreciation (depreciation) ....................     63,102,789
                                                                                 -------------
Net realized and unrealized gain (loss) ......................................     72,384,053
                                                                                 -------------
Net increase (decrease) in net assets resulting from operations ..............   $ 73,433,522
                                                                                 =============

                     Semiannual Report | See notes to financial statements. | 15

Templeton Emerging Markets Fund

STATEMENTS OF CHANGES IN NET ASSETS for the six months ended February 28, 2005 (unaudited) and the year ended August 31, 2004

                                                                                          ----------------------------------
                                                                                           SIX MONTHS ENDED    YEAR ENDED
                                                                                          FEBRUARY 28, 2005  AUGUST 31, 2004
                                                                                          ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................................   $  1,049,469      $  3,843,382
  Net realized gain (loss) from investments and foreign currency transactions ...........      9,281,264        35,542,390
  Net change in unrealized appreciation (depreciation) on investments, translation of
   assets and liabilities denominated in foreign currencies, and deferred taxes .........     63,102,789        10,197,407
                                                                                          ----------------------------------
      Net increase (decrease) in net assets resulting from operations ...................     73,433,522        49,583,179
 Distributions to shareholders from net investment income ...............................     (4,335,961)       (4,094,975)
 Capital share transactions (Note 2) ....................................................        242,988           284,125
                                                                                          ----------------------------------
      Net increase (decrease) in net assets .............................................     69,340,549        45,772,329
Net assets:
 Beginning of period ....................................................................    236,848,111       191,075,782
                                                                                          ----------------------------------
 End of period ..........................................................................   $306,188,660      $236,848,111
                                                                                          ==================================
Distributions in excess of net investment income (undistributed net investment income)
 included in net assets:
 End of period ..........................................................................   $ (2,577,174)     $    709,318
                                                                                          ==================================

16 |  See notes to financial statements.  |  Semiannual Report

Templeton Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, closed-end investment company. The Fund seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets in emerging country equity securities. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

                                                          Semiannual Report | 17

Templeton Emerging Markets Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

18 |  Semiannual Report

Templeton Emerging Markets Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Board of the Fund previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect.

At February 28, 2005, there were an unlimited number of shares authorized (without par value). During the period ended February 28, 2005, 15,994 shares were issued for $242,988 from reinvested distributions. During the year ended August 31, 2004, 23,888 shares were issued for $284,125 from reinvested distributions.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

------------------------------------------------------------------------------
  SUBSIDIARY                                            AFFILIATION
------------------------------------------------------------------------------
  Templeton Asset Management Ltd. (TAML)                Investment manager
  Franklin Templeton Services LLC (FT Services)         Administrative manager

                                                          Semiannual Report | 19

Templeton Emerging Markets Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the Fund's average daily net assets as follows:

------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
------------------------------------------------------------------------------
        1.250%          Up to and including $1 billion
        1.200%          Over $1 billion, up to and including $5 billion
        1.150%          Over $5 billion, up to and including $10 billion
        1.100%          Over $10 billion, up to and including $15 billion
        1.050%          Over $15 billion, up to and including $20 billion
        1.000%          Over $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.15% per year based on the Fund's average daily net assets.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At August 31, 2004, the Fund had tax basis capital losses of $5,657,930 which may be carried over to offset future capital gains. Such losses expire in 2011.

At August 31, 2004, the Fund had deferred currency losses occuring subsequent to October 31, 2003 of $113,002. For tax purposes, such losses will be reflected in the year ending August 31, 2005.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, and foreign taxes on sales of securities.

20 |  Semiannual Report

Templeton Emerging Markets Fund

5. INCOME TAXES (CONTINUED)

At February 28, 2005, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes were as follows:

Cost of investments ......................................  $212,409,721
                                                            =============
Unrealized appreciation ..................................  $ 97,743,038
Unrealized depreciation ..................................      (641,420)
                                                            -------------
Net unrealized appreciation (depreciation) ...............  $ 97,101,618
                                                            =============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended February 28, 2005 aggregated $38,552,001 and $48,576,151, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

8. OTHER CONSIDERATIONS

TAML, as the Fund's Manager, may serve as a member on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. At February 28, 2005, the Manager serves in one or more of these capacities for Lukoil Holdings. As a result of this involvement, the Manager may be in possession of certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

                                                          Semiannual Report | 21

Templeton Emerging Markets Fund

9. REGULATORY MATTERS

INVESTIGATIONS
As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

SETTLEMENTS
Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

22 |  Semiannual Report

Templeton Emerging Markets Fund

9. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)
Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing") failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin Templeton Distributors, Inc. ("FTDI") reached an agreement with the CAGO, resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Second Order").

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

                                                          Semiannual Report | 23

Templeton Emerging Markets Fund

9. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)
The SEC's Second Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The independent distribution consultant has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds. The Fund did not participate in the CAGO settlement. The SEC has not yet approved the distribution plan pertaining to the Second Order. When approved, disbursements of settlement monies under the SEC's Second Order will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS
The Company, and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC's August 2, 2004 Order, as described above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

24 |  Semiannual Report

Templeton Emerging Markets Fund

9. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)
The Company and fund management strongly believe that the claims made in each of the lawsuits identified above are without merit and intend to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company's future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.

                                                          Semiannual Report | 25

Templeton Emerging Markets Fund

ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 25, 2005

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Fort Lauderdale, Florida, on February 25, 2005. The purpose of the meeting was to elect four Trustees of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Harris J. Ashton, Frank J. Crothers, S. Joseph Fortunato and Edith E. Holiday.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of four (4) Trustees:

------------------------------------------------------------------------------------------------------------
                                                           % OF                                     % OF
                                                           SHARES                                   SHARES
                                                % OF      PRESENT                        % OF      PRESENT
                                             OUTSTANDING    AND                       OUTSTANDING    AND
  TERM EXPIRING 2008              FOR           SHARES     VOTING         WITHHELD       SHARES    VOTING
------------------------------------------------------------------------------------------------------------
  Harris J. Ashton           14,285,941.8329    80.75%     97.95%       298,801.7521     1.69%      2.05%
  Frank J. Crothers          14,447,401.8329    81.66%     99.06%       137,341.7521     0.78%      0.94%
  S. Joseph Fortunato        14,284,438.8329    80.74%     97.94%       300,304.7521     1.70%      2.06%
  Edith E. Holiday           14,299,253.8329    80.82%     98.04%       285,489.7521     1.61%      1.96%

* Harmon E. Burns, Charles B. Johnson, Gordon S. Macklin, Fred R. Millsaps, Frank A. Olson and Constantine D. Tseretopoulos are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

26 |  Semiannual Report

Templeton Emerging Markets Fund

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; share dividends and capital gains distributions will be reinvested automatically; Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to Mellon Bank, N.A. (the "Plan Administrator"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Bank, N.A." and sent to Mellon Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attention: Templeton Emerging Markets Fund. The Plan Administrator shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Agent's fee for a sale of shares through the Plan are $15.00 per transaction plus a $0.12 per share trading fee.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share.

                                                          Semiannual Report | 27

Templeton Emerging Markets Fund

TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Ridgefield Park, NJ 07660
1-800-416-5585
www.melloninvestor.com

SHAREHOLDER INFORMATION
Shares of Templeton Emerging Markets Fund are traded on the New York Stock Exchange under the symbol "EMF." The Fund's shares are also listed and traded on the Pacific Exchange. Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the "New York Stock Exchange Composite Transactions" section of newspapers.

For current information about dividends and shareholder accounts, call 1-800-416-5585. Registered shareholders can access their Fund account on-line with Investor ServiceDirect[R]. For information go to Mellon Investor Services' web site at https://vault.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN[R] (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Emerging Markets Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

28 |  Semiannual Report

Templeton Emerging Markets Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the SEC to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which includes the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the SEC. The Fund has filed such certifications with its Form N-CSR for the year ended August 31, 2004. Additionally, the Fund expects to file, on or before April 30, 2005, such certifications with its Form N-CSRS for the six months ended February 28, 2005.

                                                          Semiannual Report | 29
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ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(a), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Fred R. Millsaps and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.         N/A


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are:  Fred R. Millsaps, Frank J. Crothers, Frank
A. Olson and Constantine D. Tseretopoulos.


ITEM 6. SCHEDULE OF INVESTMENTS.        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.        N/A



ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANIES AND AFFILIATED PURCHASES.            N/A


ITEM 9. SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 10. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS

(a) Code of Ethics

(b)(1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b)(2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON EMERGING MARKETS FUND

By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date   April 25, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date   April 25, 2005


By /s/GALEN G. VETTER
Chief Financial Officer
Date   April 25, 2005